Exhibit 10.6
                                  ------------

                                   Visx (logo)

                                 PATENT LICENSE
                                 --------------

This Patent License (this "License") is entered into by and between VISX, Incorporated ("VISX") and the Licensee listed below in connection with the use of the VISX STAR S2(TM) Excimer Laser System Serial Number C3095 _ (the "System") and is effective as of the date of the later of the parties signatures set out below.

------------------------------------------------|-------------------------------
The Licensee is:                                | The Authorized Users are:
Lasik America, Inc.                             | Stuart Cooper, M.D.
6644 Indian School Rd. NE                       | Alfred Lovato Jr., M.D.
Albuquerque, NM 87110                           | Donald E. Rodgers, M.D.
                                                | Stephen Graham, M.D.
System shall initially be installed at ("Site") | The License Fee is $100.00 per
                                                | Licensed Procedure
------------------------------------------------|-------------------------------

A.       WHO MAY USE THE SYSTEM?
         -----------------------

Authorized Users. Licensee and the individuals designated above (the "Authorized
----------------
Users") are the only persons permitted to use the System. Licensee shall permit only eye care practitioners who have experience in the surgical management and treatment of the cornea and who are legally qualified, properly licensed and fully trained and certified by VISX (or its designees) to perform Licensed Procedures (as defined below) on the System. Licensee will provide VISX at least 10 days prior written notice of any change in the designated Authorized Users. Licensee represents, warrants and covenants that it is and its Authorized Users are, and will remain for so long as Licensee is using the System, fully licensed and legally qualified and certified by VISX to perform the specific Licensed Procedure to be performed, and that Licensee and its Authorized Users shall remain trained in the proper techniques for performing that Licensed Procedure in the most effective and safe manner. Licensee shall notify VISX promptly of any exception to the foregoing representation, warranty and covenant.

B.       INTELLECTUAL PROPERTY RIGHTS
         ----------------------------

1.   Patents.   The  System,   the  VisionKey  (R)  card,  and  certain  related
     -------
     disposables, and their use, are covered by several United States patents for which VISX has the authority to provide this License. A list of these patents is set forth in Schedule A (the "Patents"). The Patents cover apparatus and methods for performing ophthalmic laser surgery. Use of the System to perform any procedure covered by the Patents is prohibited unless


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     such use is authorized by a valid VISX Patent License. The sale, lease or other transfer of the System by VISX or any other person or entity does not in any way grant a license under any Patent to use the System to perform any procedures. Such license may only be granted by the delivery to VISX of a fully-executed VISX Patent License.

2.   Ownership of Intellectual  Property Rights. VISX owns all right, title, and
     ------------------------------------------
     interest in the VisionKey cards, and in all of VISX's patents, trademarks, trade names, inventions, copyrights, know-how, and trade secrets relating to the design, use, manufacture, operation or service of the System and relating to performance of Licensed Procedures. The use by Licensee of any of these intellectual property rights is permitted only for the purposes authorized in this License and only in connection with use of the System, and upon termination of this License for any reason such authorization shall cease. Licensee recognizes that performance of the Licensed Procedures without payment of the License Fee constitutes infringement of VISX's intellectual property rights.

C.       GRANT
         -----

1.   License  Grant.  Subject to  Licensee's  compliance  with the terms of this
     --------------
     License. VISX continuations, continuations-in-part, divisional patents, reexaminations, renewals, hereby grants to Licensee the right and license under the Patents (including any extensions and reissues of such Patents) to perform, and permit Authorized Users to perform, any ultraviolet laser corneal surgery procedure using the System and related disposables, which performance or use is covered by at least one claim of a Patent (a "Licensed Procedure") at the Site. Upon breach by Licensee of any of its obligations contained in this License, the license granted hereby shall be revoked and VISX shall have the right, without notice or demand, to disable or take possession of the System. This License is limited to the performance of Licensed Procedures using the System.

2.   Consideration.  In consideration  for the license granted under the Patents
     -------------
     pursuant to Section C.1, Licensee shall pay the License Fee listed on the front page of this License each time the System is used to perform a Licensed Procedure, except that the License Fee shall be $-0- each time the System is used to perform a phototherapeutic keratectomy (PTK). For convenience of the parties, payment of the License Fee is due upon shipment of each VisionKey card and payable on the terms set forth in the Sales or Lease Agreement. The License Fee does not include the cost of the card.

3.   Tampering.  Licensee is  prohibited  from  tampering  with or attempting to
     ---------
     reverse engineer the VisionKey card or any device or software installed on the System for the purpose of monitoring the number of Licensed Procedures performed. MODIFYING OR ALTERING THE SYSTEM, THE VISIONKEY CARD OR THE CARD READING MECHANISM IN ANY WAY CONSTITUTES WILLFUL INFRINGEMENT OF THE INTELLECTUAL PROPERTY LICENSED UNDER THIS LICENSE AND MAY ENDANGER PATIENT


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     SAFETY. ANY SUCH MIDIFICATIONOR ALTERATION WILL RENDER THE SYSTEM
     ADULTERATED UNDER THE FEDERAL FOOD, DRUG AND COSMETIC ACT AND COULD SUBJECT THE LICENSEE AND/OR THE AUTHORIZED USERS TO ACTION BY THE FDA RESULTING IN SEIZURE, INJUNCTION, CIVIL PENALTIES, AND/OR CRIMINAL PROSECUTION.

4.   Term and  Termination.  This License will continue  until the expiration of
     ---------------------
     the last of the Patents to expire and Licensee's obligation to pay the License Fee shall terminate for a given procedure on the expiration of the last of the Patents containing one or more claims which cover use of the System or performance of such procedure. This License may be terminated at any time by VISX if (a) Licensee fails to make any payment due under this License within 30 days of the due date, (b) Licensee has tampered in any way with the VisionKey card or the card reading mechanism, the software installed in the System, or any other part of the System, or (c) Licensee fails to cure any other breach of this License within 30 days after VISX provides written notice of such breach to Licensee. Upon any early termination, Licensee and all Authorized Users shall cease all use of the System. Licensee understands that the security interest in the system granted to VISX in the Sales or Lease secures performance of Licensee's obligations under this License. The respective rights and obligations of VISX and Licensee under the provisions of Sections C.3, C.4, D.2, E.1, E.2, and E.4 shall survive any termination of this License.

D.       LOCATION AND CONDITION OF THE SYSTEM
         ------------------------------------

1.   Initial Installation Site.  The System shall initially be installed  at the
     -------------------------
     Site designated on the first page of this License.

2.   Relocation  and Transfer.  Licensee shall not move the System from the Site
     ------------------------
     unless it provides at least 30 days prior written notice of the new site to VISX. Licensee man not sell or otherwise transfer the System unless the proposed transferee has entered into the then current form of VISX Patent License for the System, at which time this License shall terminate and Licensee's rights under this License shall expire. Licensee may not transfer or sublicense any of its rights or obligations under this License without VISX's prior written consent, except as may be implicit in its granting the Authorized Users the privilege to use the System pursuant to this License.

3.   Use and Maintenance. Licensee and the Authorized Users shall use the System
     -------------------
     only in accordance with the procedures and other requirements set forth in the user's manuals or other documentation accompanying the System or otherwise provided to Licensee by VISX. Licensee shall cause the System to be properly maintained in accordance with VISX's service recommendations and shall ensure that all Licensed Procedures performed using the System are performed in a safe and effective manner. Licensee shall not be obligated by this License to retain VISX or any of its affiliates to perform maintenance on the System.



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4.   Access to System.  Licensee shall allow VISX, at VISX's sole expense,  from
     ----------------
     time to time to install or to attach to the System, and to modify, adjust and read, a memory, recording or other device and/or software (including telephone connections of the devices with VISX) which measures the number and types of Licensed Procedures performed with the System. Licensee shall not permit anyone other than an authorized VISX representative to alter or remove any such devices or software. In addition, Licensee shall permit VISX, its affiliates and authorized representatives to inspect the System and/or Licensee's records at least once per month during reasonable business hours and upon at least 48 hours prior notice for the purpose of obtaining the information measured by any device or software installed on the System and to monitor Licensee's compliance with the terms of this License.


E.       LIABILITY, IMMUNITY, AND COMPLIANCE WITH LAWS
         ---------------------------------------------

1.   Disclaimer  of  Liability.   VISX  SHALL  NOT  BE  LIABLE  FOR  INCIDENTAL,
     -------------------------
     CONSEQUENTIAL, INDIRECT OR SPEICAL DAMAGES OF ANY KIND, INCLUDING BUT NOT LIMITED TO DAMAGTES FOR LOSS OF REVENUE, LOSS OF DATA, LOSS OF BUSINESS OR BUSINESS OPPORTUNITY OR OTHER FINANCIAL LOSS ARISING OUT OF OR IN CONNECITON WITH THE SALE, INSTALLATION, PERFOMANCE, FAILURE, USE OR INTERRUPTED USE OF ITS PRODUCTS, OR THE UNAUTHORIZED USE OF THE PRODUCTS. VISX'S LIABILITY FOR ANY LOSS OR DAMAGE ARISING OUT OF OR RESULTING FROM THIS LICENSE OR ITS PERFORMANCE OR BREACH, OR IN CONNECTION WITH THE PRODUCTS FURNISHED PURSUANT TO THIS LICENSE, WILL IN NO CASE EXCEED THE PRICE OF THE SPECIFIC PRODUCT WHICH GIVES RISE TO THE CLAIM.

2.   Required  Insurance.  Licensee shall maintain general  liability  insurance
     -------------------
     covering use of the System. Such insurance shall name VISX as an additional insured and shall be in minimum amounts of $1,000,000 per occurrence, $5,000,000 annual aggregate. Licensee shall obtain from each Authorized User proof of professional liability insurance in minimum amounts of $1,000,000 per occurrence, $3,000,000 annual aggregate.

3.   Immunity and  Indemnification.  So long as the Licensee and its  Authorized
     -----------------------------
     Users comply in full with this License Agreement. VISX hereby grants immunity to the Licensee and the Authorized Users from any infringement or other legal action under the Patents arising from Licensee's use of the System to perform Licensed Procedures. VISX makes no representation or warranty regarding the scope or validity of any of the Patents. VISX agrees to indemnify Licensee and its Authorized Users against liability actually and reasonably incurred arising from a third party claim that the possession or use of the System in accordance with VISX's instructions for us constitutes an infringement of any United States patent or other intellectual property right of such third party. This indemnification is subject to the following conditions: (a) Licensee must notify VISX immediately upon receipt of notice of any such claim, (b) Licensee must


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     keep VISX fully informed of any developments in connection with any such claim, (c) Licensee shall cooperate fully with VISX in the defense of any such claim, and (d) VISX shall have the right to undertake the defense, compromise or settlement of any such claim on Licensee's behalf, subject to Licensee's approval which approval shall not unreasonably be withheld. No implied licenses are created by this provision.

4.   Compliance  with Laws.  Licensee  shall comply  with,  and shall cause each
     ---------------------
     Authorized User to comply with, all laws, rules and regulations of any governmental authority applicable to use of the System, including without limitation the federal Food, Drug and Cosmetic Act and any labeling requirements of the United States Food and Drug Administration. Licensee shall permit VISX to affix to the System additional notices that VISX reasonably deems necessary. Licensee shall not remove or tamper with any notices or labels affixed to the System.

F.       GENERAL PROVISIONS
         ------------------
This License between VISX And Licensee is binding on their respective successors and permitted assigns and legal representatives. This License is subject to and interpreted under the laws of the State of California (without regard to principle of conflict of laws) and cannot be amended, nor can any term be waived, except in a writing signed by both parties. Any controversy or claim arising out of or relating to this License, or the breach thereof, shall be settle by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof, provided however, that neither party shall be precluded from seeking injunctive relief in a court of law. No waiver or modification in any one instance shall be a waiver or modification in any other. No third party rights will be created by the execution or performance of this License. This License together with the Sales or Lease Agreement, as applicable, contains the entire understanding between VISX and Licensee with respect to its subject matter and supersedes all other agreements, discussions, and understandings with respect to the subject matter. Notices under this License shall be sent by overnight courier to the principal offices of the subject party. If any provision (or part of any provision) of this License, or the enforcement thereof, is held to be illegal, invalid, or unenforceable, then the parties shall renegotiate this License promptly and in good faith so as to place each of the parties, to the fullest extent legally possible, in substantially the same economic position as each of them would have been if such illegality, invalidity, or unenforceability had not occurred. Section and subsection headings in this License are included for convenience of reference only and shall not constitute part of this License for any other purpose or be given any substantive effect. This License may be executed in one or more counterparts all of which together shall constitute one original document.

VISX, INCORPORATED                          LICENSEE

Signature:                                  Signature: /s/ Robert Helmer
          ----------------------------                ------------------------
Name:                                       Name: Robert Helmer
      --------------------------------           -----------------------------
Title:                                      Title: Chief Operating Officer
      --------------------------------             ---------------------------
Date:                                       Date:    5/11/01
      --------------------------------           -----------------------------
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                                   SCHEDULE A
                                   ----------
                              United States Patents
Patent Name                                                   U.S. Patent No.
-----------                                                   ---------------
VISX Patents
------------
  Method for Ophthalmological Surgery                              4,665,913
  Method and Apparatus for Analysis and Correction                 4,669,466
  Abnormal Refractive Errors of the Eye
  Apparatus for  Ophthalmological  Surgery                         4,718,418
  Apparatus for Analysis and Correction of Abnormal Refractive     4,721,379
  Errors of the Eye
  Apparatus for Performing Ophthalmic Laser Surgery                4,729,372
  Method for Performing Ophthalmological Surgery                   4,732,148
  Method of Laser-Sculpture of the Optically Used Portion of       4,773,414
  The Cornea
  Method of Laser-Sculpture of the Optically Used Portion of       4,798,204
  The Cornea
  Ultraviolet Radiometer                                           4,885,471
  Topography  Measuring  Apparatus                                 4,902,123
  Method and Apparatus for Performing A Keratomileusis or the      4,903,695
  Like Operation  (includes LASIK)
  Eye Restraining Device                                           4,905,711
  Sculpture Apparatus for Correcting  Curvature of Cornea          4,911,711
  Beam Intensity Profilometer                                      4,916,319
  Topography Measuring Apparatus                                   4,993,826
  Topography Measuring Apparatus                                   4,998,819
  Gas Purging, Eye Fixation Hand Piece                             5,009,660
  Topography Measuring Apparatus                                   5,106,183
  Laser Surgery Method (Includes LASIK)                            5,108,388
  Photorefractive Keratectomy                                      5,163,934
  Method and Apparatus for Ophthalmologic Surgery                  5,188,831
  Method and Apparatus for Ophthalmologic Surgery                  5,207,668
  Apparatus for Performing Ophthalmologic Surgery                  5,219,343
  Method and Apparatus for Laser Sculpture of the Cornea           5,219,344
  Apparatus for Perfoming Ophthalmological Surgery                 5,312,320
  Rectilinear Photokeratoscope                                     5,339,121
  Ophthalmic Method for Laser Surgery of the Cornea                5,507,741
  In Situ Astigmatism Axis Alignment                               5,549,597
  Method and System for Laser Treatment of Refractive Error        5,556,395
  Using an Offset Image of a Rotatable Mask
  Method and Apparatus for Temporal and Spatial Beam Integration   5,646,791
  Laser Surgery Apparatus and Method                               5,711,762
  Laser Surgery Apparatus and Method                               5,735,843
  Method and Apparatus for Temporal and Spatial Beam Integration   5,912,775

IBM Patent
----------
  Far Ultraviolet Surgical and Dental Procedures                   4,784,135



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Summit Patents
--------------
  Laser Reprofiling Systems and Methods                            4,856,513
  Surface Erosion Using Lasers                                     4,941,093
  Surgical Apparatus for Modifying the Curvature of the Eye Cornea 4,973,330
  Surface Shaping Using Laser                                      4,994,058
  LaserReprofiling system Employing an Erodable Mask               5,019,074
  Optical System for Use in a Surgical Apparatus                   5,147,352
  Laser Reprofiling System Employing a Photodecomposable Mask      5,432,801
  Laser Corneal Surgery                                            5,423,801













































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